UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 9, 2012


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                      980 Skeena Drive, Kelowna, BC V1V 2K7
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code 250 258-7481

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

                                TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS..................................................   3

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT........................   3

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES...........................   3

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT..................................   3

FORM 10 INFORMATION.........................................................   4

BUSINESS....................................................................   4

RISK FACTORS................................................................   7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATIONS...............................................................  14

PROPERTIES..................................................................  19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS.................................................  20

DIRECTORS AND EXECUTIVE OFFICERS............................................  20

EXECUTIVE COMPENSATION......................................................  22

SUMMARY COMPENSATION TABLE..................................................  22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE....  24

LEGAL PROCEEDINGS...........................................................  24

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS.................................................  24

RECENT SALES OF UNREGISTERED SECURITIES AND USE OF PROCEEDS.................  25

INDEMNIFICATION OF DIRECTORS AND OFFICERS...................................  26

REPORTS TO SECURITY HOLDERS.................................................  27

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE........................................................  27

EXHIBIT 9.01  FINANCIAL STATEMENTS AND EXHIBITS.............................  28

SIGNATURES..................................................................  29

                           FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States Dollars (US$) unless otherwise stated and are prepared in accordance with United States Generally Accepted Accounting Principles.

In this annual report, unless otherwise specified, all references to "common shares" refer to the common shares in our capital stock.

As used in this annual report, the terms "we", "us", "our" and "Western Standard" mean Western Standard Energy Corp., and our wholly-owned subsidiary, Western Standard Energy Limited, unless otherwise indicated.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 3.02 of this current report on Form 8-K is responsive to this item and is hereby incorporated by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 9, 2012, we closed a private placement in an aggregate of 33,269,857 shares of our common stock to 18 investors at a price of $0.00125 per share for gross proceeds of $41,587.32.

We issued all the securities to non-U.S. persons (as that term is defined in Regulation S of the SECURITIES ACT OF 1933, AS amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. A copy of the form of subscription agreement is attached as exhibit 10.3 to this current report on Form 8-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Pursuant to the terms of a private placement subscription agreement dated October 20, 2012 between our company and Dallas Gray, the investor purchased a total of 15,000,000 shares of common stock from us on November 9, 2012.

The purchase price of the shares was US $18,750, which was paid in cash and by the personal funds of Mr. Gray.

Dallas Gray owns 15,000,000 shares of our company or 44.8% of our issued and outstanding stock.

                               FORM 10 INFORMATION

                                    BUSINESS

We are an exploration stage company engaged in the acquisition, exploration, and, if warranted, development of prospective oil and gas properties. We currently have no oil or gas projects or assets. Our new director, Dallas Gray, will look for opportunities in this industry sector.

We were incorporated in the State of Nevada on February 2, 2005 under the name Comtrix Inc. From incorporation until June 2005, our operating activities consisted primarily of developing fingerprint recognition products for residential buildings in China. Our management investigated opportunities and challenges in the business of developing fingerprint recognition products and security for residential buildings in China and determined that the business did not present the best opportunity for our company to realize value for our shareholders. Accordingly, we abandoned this business plan and focused on the identification of other suitable business opportunities and/or business combinations.

On June 23, 2006, we executed a letter of intent with Lusora Corp. wherein the existing shareholders of Lusora Corp. agreed to exchange issued and outstanding shares of its common stock for the same number of shares of our company. Also effective June 23, 2006, we changed our name from "Comtrix Inc." to "Lusora Healthcare Systems Inc." In addition, effective June 23, 2006 we effected a 25 for one forward stock split of our authorized, issued and outstanding common stock. As a result, our authorized capital increased from 75,000,000 shares of common stock with a par value of $0.001 to 1,857,000,000 shares of common stock with a par value of $0.001.

Effective September 7, 2007, we changed our name from "Lusora Healthcare Systems Inc." to "Western Standard Energy Corp" when we decided to change the focus of our business plan from wireless personal security and monitoring systems to acquisition and exploration in the oil and gas industry. In addition on September 7, 2007, we effected a 1.5 for one stock split of our authorized and issued and outstanding common stock. As a result, our authorized capital increased from 1,875,000,000 shares of common stock with a par value of $0.001 to 2,812,500,000 shares of common stock with a par value of $0.001.

On November 7, 2007, the Company merged with its subsidiary, Lusora Inc., to simplify the administration of its United States operations into one corporate entity.

On February 3, 2010, the Company affected a one new for 1,000 old for one new reverse stock split of its authorized, issued and outstanding common stock. As a result, our authorized capital decreased from 2,812,500,000 shares of common stock with a par value of $0.00l to 2,812,500 shares of common stock with a par value of $0.001.

On April 14, 2010 the stockholders approved a resolution to increase the Company's authorized share capital from 2,812,500 shares of common stock to 200,000,000 shares of common stock. The increase in the authorized share capital was affected with the Nevada Secretary of State on February 23, 2011.

COMPETITION

We are a company seeking prospective business opportunities. We compete with other companies for both the acquisition of prospective businesses and the financing necessary to develop such businesses. Our focus is on the oil and gas industry but we currently have no oil or gas projects or assets.

The oil and natural gas industry is intensely competitive, and we compete with numerous other oil and gas exploration and production companies. Many of these companies have substantially greater resources than we have. Not only do they explore for and produce oil and natural gas, but many also carry on midstream and refining operations and market petroleum and other products on a regional, national or worldwide basis. The operations of other companies may be able to pay more for exploratory prospects and productive oil and natural gas properties. They may also have more resources to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, during periods of low oil and natural gas market prices, these companies may have a greater ability to continue exploration activities.

Our larger or integrated competitors may have the resources to be better able to absorb the burden of existing, and any changes to federal, state, and local laws and regulations more easily than we can, which would adversely affect our competitive position. Our ability to discover reserves and acquire additional properties in the future will be dependent upon our ability and resources to evaluate and select suitable properties and to consummate transactions in this highly competitive environment. In addition, we may be at a disadvantage in producing oil and natural gas properties and bidding for exploratory prospects, because we have fewer financial and human resources than other companies in our industry. Should a larger and better financed company decide to directly compete with us, and be successful in its efforts, our business could be adversely affected.

PATENTS AND TRADEMARKS

We do not own any patents or trademarks.

MARKETING AND CUSTOMERS

The market for oil and natural gas that we will produce depends on factors beyond our control, including the extent of domestic production and imports of oil and natural gas, the proximity and capacity of natural gas pipelines and other transportation facilities, demand for oil and natural gas, the marketing of competitive fuels and the effects of state and federal regulation. The oil and gas industry also competes with other industries in supplying the energy and fuel requirements of industrial, commercial and individual consumers.

PRINCIPAL AGREEMENTS AFFECTING OUR ORDINARY BUSINESS

We do not own any real estate. Our interests are comprised of leaseholds subject to the terms and provisions of lease agreements that provide us with the right to drill and maintain wells in specific geographic areas. However, at this time we have no lease arrangements.

RESEARCH AND DEVELOPMENT

We did not incur expenditures in research and development over the last two fiscal years.

GOVERNMENTAL REGULATION AND ENVIRONMENTAL MATTERS

Our operations are subject to various rules, regulations and limitations impacting the oil and natural gas exploration and production industry as a whole.

REGULATION OF OIL AND NATURAL GAS PRODUCTION

Our oil and natural gas exploration, production and related operations, if and when developed, are subject to extensive rules and regulations promulgated by federal, state, tribal and local authorities and agencies. For example, some states in which we may operate require permits for drilling operations, drilling bonds and reports concerning operations and impose other requirements relating to the exploration and production of oil and natural gas. Such states may also have statutes or regulations addressing conservation matters, including provisions for the unitization or pooling of oil and natural gas properties, the establishment of maximum rates of production from wells, and the regulation of spacing, plugging and abandonment of such wells. Failure to comply with any such rules and regulations can result in substantial penalties. The regulatory burden on the oil and gas industry will most likely increase our cost of doing business and may affect our profitability. Although we believe we are currently in substantial compliance with all applicable laws and regulations, because such rules and regulations are frequently amended or reinterpreted, we are unable to predict the future cost or impact of complying with such laws. Significant expenditures may be required to comply with governmental laws and regulations and may have a material adverse effect on our financial condition and results of operations.

ENVIRONMENTAL MATTERS

Our operations and properties are subject to extensive and changing federal, state and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. The recent trend in environmental legislation and regulation generally is toward stricter standards, and this trend will likely continue. These laws and regulations may:

     * require the acquisition of a permit or other authorization before construction or drilling commences and for certain other activities;

     * limit or prohibit construction, drilling and other activities on certain lands lying within wilderness and other protected areas; and

     * impose substantial liabilities for pollution resulting from its operations.

The permits required for our operations may be subject to revocation, modification and renewal by issuing authorities. Governmental authorities have the power to enforce their regulations, and violations are subject to fines or injunctions, or both. In the opinion of management, we are in substantial compliance with current applicable environmental laws and regulations, and have no material commitments for capital expenditures to comply with existing environmental requirements. Nevertheless, changes in existing environmental laws and regulations or in interpretations thereof could have a significant impact on the Company, as well as the oil and natural gas industry in general.

The Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (CERCLA) and comparable state statutes impose strict, joint and several liability on owners and operators of sites and on persons who disposed of or arranged for the disposal of "hazardous substances" found at such sites. It is not uncommon for the neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. The Federal Resource Conservation and Recovery Act (RCRA) and comparable state statutes govern the disposal of "solid waste" and "hazardous waste" and authorize the imposition of substantial fines and penalties for noncompliance. Although CERCLA currently excludes petroleum from its definition of "hazardous substance," state laws affecting our operations may impose clean-up liability relating to petroleum and petroleum related products. In addition, although RCRA classifies certain oil field wastes as "non-hazardous," such exploration and production wastes could be reclassified as hazardous wastes thereby making such wastes subject to more stringent handling and disposal requirements.

The Endangered Species Act (ESA) seeks to ensure that activities do not jeopardize endangered or threatened animal, fish and plant species, nor destroy or modify the critical habitat of such species. Under ESA, exploration and production operations, as well as actions by federal agencies, may not significantly impair or jeopardize the species or its habitat. ESA provides for criminal penalties for wilful violations of the Act. Other statutes that provide protection to animal and plant species and that may apply to our operations include, but are not necessarily limited to, the Fish and Wildlife Coordination Act, the Fishery Conservation And Management Act, the Migratory Bird Treaty Act and the National Historic Preservation Act. Although we believe that our operations will be in substantial compliance with such statutes, any change in these statutes or any reclassification of a species as endangered could subject the Company to significant expenses to modify our operations or could force the Company to discontinue certain operations altogether.

EMPLOYEES

We currently have one employee, our Chief Executive Officer, Dallas Gray. Mr. Gray is responsible for all significant policy-making decisions and has been assisted in the implementation of the Company's business by counsel and consultants. We do not expect a significant change in the number of full time employees over the next 12 months and will continue using the services of independent consultants and contractors to perform various professional services, particularly in the area of land services and drilling. We believe that this use of third-party service providers will enhance our ability to contain general and administrative expenses during this stage of our development.

                                  RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS ASSOCIATED WITH OUR COMPANY

BECAUSE WE MAY NEVER EARN REVENUES FROM OUR OPERATIONS, OUR BUSINESS MAY FAIL AND THEN INVESTORS MAY LOSE ALL OF THEIR INVESTMENT IN OUR COMPANY.

We have no history of revenues from operations. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. Our company has a limited operating history and is in the exploration stage. The success of our company is significantly dependent on the uncertain events of the acquisition, discovery and exploitation of mineral reserves. If our business plan is not successful and we are not able to operate profitably, then our stock may become worthless and investors may lose all of their investment in our company.

Prior to completion of any exploration stage of our business plan, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our mineral claims in the future, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide no assurance that we will generate any revenues or ever achieve profitability. If we are unsuccessful in addressing these risks, our business will fail and investors may lose all of their investment in our company.

WE HAVE HAD A HISTORY OF LOSSES AND NO REVENUE, WHICH RAISE SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

Since inception, we have incurred aggregate net losses of $4,932,900 from operations. We can offer no assurance that we will ever operate profitably or that we will generate positive cash flow in the future. To date, we have not generated any revenues from our operations. Our history of losses and no revenues raise substantial doubt about our ability to continue as a going concern. We will not be able to generate significant revenues in the future. As a result, our management expects the business to continue to experience negative cash flow for the foreseeable future and cannot predict when, if ever, our business might become profitable. We will need to raise additional funds, and such funds may not be available on commercially acceptable terms, if at all. If we are unable to raise funds on acceptable terms, we may not be able to execute our business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated requirements. This may seriously harm our business, financial condition and results of operations.

The current ongoing global economic crisis could lead to an extended recession in the U.S. and around the world. An extended slowdown in economic activity caused by a recession would reduce national and worldwide demand for oil and natural gas and result in lower commodity prices for long periods of time. Prices for oil and natural gas have already decreased significantly from highs in 2008. We have put our exploration programs on hold, which is having a material adverse impact on our business, financial condition and results of operations. If oil and gas prices do not increase before we can no longer afford to pay our debts as they come due, our exploration program will likely never become economically feasible, we will go out of business and investors will lose their entire investment in our company.

Costs of exploration, development and production have not yet adjusted to current economic conditions or in proportion to the significant reduction in product prices. Prolonged, substantial decreases in oil and natural gas prices would likely have a material adverse effect on our company business, financial condition and results of operations, could further limit our access to funds through the sale of our equity securities or through loans to satisfy our capital requirements.

Capital and credit markets have experienced unprecedented volatility and disruption during 2009 and continue to be unpredictable. Given the current levels of market volatility and disruption, the availability of funds from those markets has diminished substantially. Further, arising from concerns about the stability of financial markets generally and the solvency of borrowers specifically, the cost of accessing the credit markets has increased as many lenders have raised interest rates, enacted tighter lending standards or altogether ceased to provide funding to borrowers.

Due to these capital and credit market conditions, we cannot be certain that funding will be available to us in amounts or on terms that we believe are acceptable. We have decided to put our exploration program on hold until carrying them out becomes economically feasible. This hold on our exploration program is having a material adverse impact on our business, financial condition and results of operations. If oil and gas prices do not increase before we can no longer afford to pay our debts as they come due, our exploration program will likely never become economically feasible, we will go out of business and investors will lose their entire investment in our company.

BECAUSE OUR OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS CONTROL A MAJORITY OF OUR COMMON STOCK, INVESTORS WILL HAVE LITTLE OR NO CONTROL OVER OUR MANAGEMENT OR OTHER MATTERS REQUIRING SHAREHOLDER APPROVAL.

Our sole officer and director and his affiliates in the aggregate, beneficially own approximately 44.8% of issued and outstanding shares of our common stock. As a result, they have the ability to control matters affecting minority shareholders, including the election of our directors, the acquisition or disposition of our assets, and the future issuance of our shares. Because our officers, directors and principal shareholders control the company, investors will not be able to replace our management if they disagree with the way our business is being run. Because control by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors, you may lose some or all of the value of your investment in our common stock.

RISKS RELATING TO OUR BUSINESS AND THE OIL AND GAS INDUSTRY

WE ARE A NEW ENTRANT INTO THE OIL AND GAS INDUSTRY WITHOUT A PROFITABLE OR LONG OPERATING HISTORY. WE DO NOT HAVE ANY INCOME PRODUCING OIL AND GAS PROPERTIES AND WE HAVE LIMITED FINANCIAL RESOURCES. THERE IS NO MEANS BY WHICH INVESTORS CAN EVALUATE OUR POTENTIAL FOR SUCCESS AND THERE IS NO ASSURANCE THAT WE WILL EVER OPERATE PROFITABLY.

We are an exploration stage company with only a limited operating history upon which to base an evaluation of our current business and future prospects. And, currently we have no interest in mineral rights to conduct exploration activities. Further, we do not have an established history of locating and developing properties that have oil and gas reserves. As a result, the revenue and income potential of our business is unproven. In addition, because of our limited operating history, we have limited insight into trends that may emerge and affect our business. Errors may be made in predicting and reacting to relevant business trends and we will be subject to the risks, uncertainties and difficulties frequently encountered by early-stage companies in evolving markets. We may not be able to successfully address any or all of these risks and uncertainties. Failure to adequately do so could cause our business, results of operations and financial condition to suffer.

OUR PROPOSED OPERATIONS WILL REQUIRE SIGNIFICANT CAPITAL EXPENDITURES FOR WHICH WE MAY NOT HAVE SUFFICIENT FUNDING AND IF WE DO OBTAIN ADDITIONAL FINANCING, OUR EXISTING SHAREHOLDERS MAY SUFFER SUBSTANTIAL DILUTION.

We intend to rely on external sources of financing to meet our capital requirements to continue acquiring, exploring and developing oil and gas properties and to otherwise implement our business plan. We plan to obtain such funding through the debt and equity markets, but we cannot assure that we will be able to obtain additional funding when it is required or that it will be available to us on commercially acceptable terms, if at all. In addition, any additional equity financing may involve substantial dilution to our then existing shareholders. Furthermore, additional debt financing could lead to:

     * a substantial portion of operating cash flow being dedicated to the payment of principal and interest;

     *    being more vulnerable to competitive pressures and economic downturns;
          and

     *    restrictions on our operations.

If sufficient capital resources are not available, we might be forced to curtail our drilling and other activities or be forced to sell some assets on an untimely or unfavorable basis, which would have an adverse effect on our business, financial condition and results of operations.

OUR MINERAL RIGHT ACQUISITION, EXPLORATION AND DRILLING OPERATIONS LIKELY WILL NOT BE SUCCESSFUL, OUR BUSINESS MAY FAIL AND INVESTORS MAY LOSE THEIR ENTIRE INVESTMENT IN OUR COMPANY.

There can be no assurance that we can acquire interests in mineral rights in order to conduct exploration activities and no assurance that any future exploration and drilling activities will be successful. We may not recover all or any portion of our capital investment in such activities. Unsuccessful acquisition, exploration and drilling activities would have a material adverse effect upon our results of operations and financial condition and would likely result in the ultimate failure of our business operations. Further, the cost of drilling, completing, and operating wells is often uncertain, and a number of factors can delay or prevent drilling operations including: (i) unexpected drilling conditions; (ii) pressure or irregularities in formation; (iii) equipment failures or accidents; (iv) adverse weather conditions; and (v) shortages or delays in availability of drilling rigs and delivery of equipment.

It is unlikely that we will find commercially viable reserves of oil or gas on any properties that we acquire rights to in the future. If we do not discover commercially viable reserves of oil and gas, our business would fail and investors would lose all of their investment in our company.

EXPLORATORY DRILLING INVOLVES MANY RISKS AND WE MAY BECOME LIABLE FOR POLLUTION OR OTHER LIABILITIES, WHICH MAY HAVE AN ADVERSE EFFECT ON OUR FINANCIAL POSITION.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labor, and other risks are involved. We may become subject to liability for pollution or hazards against which we cannot adequately insure or which we may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

SHORTAGES OF RIGS, EQUIPMENT, SUPPLIES AND PERSONNEL COULD DELAY OR OTHERWISE ADVERSELY AFFECT OUR COST OF OPERATIONS OR OUR ABILITY TO OPERATE ACCORDING TO OUR BUSINESS PLANS.

If drilling activity increases in the regions in which we acquire future property rights, a shortage of drilling and completion rigs, field equipment and qualified personnel could develop. These costs have recently increased sharply and could continue to do so. The demand for and wage rates of qualified drilling rig crews generally rise in response to the increasing number of active rigs in service and could increase sharply in the event of a shortage. Shortages of drilling and completion rigs, field equipment or qualified personnel could delay, restrict or curtail our exploration and development operations, which could in turn harm our operating results.

OUR FUTURE PERFORMANCE IS DEPENDENT UPON OUR ABILITY TO IDENTIFY, ACQUIRE AND DEVELOP OIL AND GAS PROPERTIES. IF WE FAIL TO DO THIS WELL, OUR BUSINESS MAY FAIL.

Our future performance depends upon our ability to identify, acquire and develop oil and gas reserves that are economically recoverable. Our success will depend upon our ability to acquire working and revenue interests in properties upon which oil and gas reserves are ultimately discovered in commercial quantities, and our ability to develop prospects that contain proven oil and gas reserves to the point of production. Without successful acquisition and exploration activities, we will not be able to develop oil and gas reserves or generate revenues. We cannot provide you with any assurance that we will be able to identify and acquire oil and gas reserves on acceptable terms or that oil and gas deposits will be discovered in sufficient quantities to enable us to recover our exploration and development costs or sustain our business.

The successful acquisition and development of oil and gas properties requires an assessment of recoverable reserves, future oil and gas prices and operating costs, potential environmental and other liabilities, and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. In addition, no assurance can be given that our exploitation and development activities will result in the discovery of any reserves. Our operations may be curtailed, delayed or cancelled as a result of lack of adequate capital and other factors, such as lack of availability of rigs and other equipment, title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties, unusual or unexpected formations or pressures or work interruptions. In addition, the costs of exploitation and development may materially exceed our initial estimates.

OUR BUSINESS MAY SUFFER IF WE DO NOT ATTRACT AND RETAIN TALENTED PERSONNEL.

Our success will depend in large measure on the abilities, expertise, judgment, discretion, integrity and good faith of our management and other personnel in conducting the business of our company. We have a small management team, and the loss of a key individual or inability attract suitably qualified staff could materially adversely impact our business.

Our success depends on the ability of our management and employees to interpret market and geological data correctly and to interpret and respond to economic market and other conditions in order to locate and adopt appropriate investment opportunities, monitor such investments, and ultimately, if required, to successfully divest such investments. Further, no assurance can be given that our key personnel will continue their association or employment with us or that replacement personnel with comparable skills can be found. We have sought to and will continue to ensure that management and any key employees are appropriately compensated; however, their services cannot be guaranteed. If we are unable to attract and retain key personnel, our business may be adversely affected.

OUR MANAGEMENT TEAM DOES NOT HAVE EXTENSIVE EXPERIENCE IN PUBLIC COMPANY MATTERS, WHICH COULD IMPAIR OUR ABILITY TO COMPLY WITH LEGAL AND REGULATORY REQUIREMENTS.

Our management team has had limited public company management experience or responsibilities, which could impair our ability to comply with legal and regulatory requirements such as the SARBANES-OXLEY ACT OF 2002 and applicable federal securities laws, including filing required reports and other information required on a timely basis. It may be expensive to implement and effect programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory compliance and reporting requirements imposed by such laws and regulations, and we may not have the resources to do so. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

THE OIL AND GAS INDUSTRY IS HIGHLY COMPETITIVE, AND WE MAY NOT HAVE SUFFICIENT RESOURCES TO COMPETE EFFECTIVELY.

The oil and gas industry is highly competitive. We compete with oil and gas companies and other individual producers and operators, many of which have longer operating histories and substantially greater financial and other resources than we do, as well as companies in other industries supplying energy, fuel and other needs to consumers. Our larger competitors, by reason of their size and relative financial strength, can more easily access capital markets than we can and may enjoy a competitive advantage in the recruitment of qualified personnel. They may be able to absorb the burden of any changes in laws and regulation in the jurisdictions in which we do business and handle longer periods of reduced prices for oil and gas more easily than we can. Our competitors may be able to pay more for oil and gas leases and properties and may be able to define, evaluate, bid for and purchase a greater number of leases and properties than we can. Further, these companies may enjoy technological advantages and may be able to implement new technologies more rapidly than we can. Our ability to acquire properties in the future will depend upon our ability to conduct efficient operations, evaluate and select suitable properties, implement advanced technologies and consummate transactions in a highly competitive environment.

COMPLYING WITH ENVIRONMENTAL AND OTHER GOVERNMENT REGULATIONS COULD BE COSTLY AND COULD NEGATIVELY IMPACT OUR PRODUCTION.

Our business is governed by numerous laws and regulations at various levels of government. These laws and regulations govern the operation and maintenance of our facilities, the discharge of materials into the environment and other environmental protection issues. Such laws and regulations may, among other potential consequences, require that we acquire permits before commencing drilling and restrict the substances that can be released into the environment with drilling and production activities. Under these laws and regulations, we could be liable for personal injury, clean-up costs and other environmental and property damages, as well as administrative, civil and criminal penalties. Accordingly, we could be liable, or could be required to cease production on properties, if environmental damage occurs.

The costs of complying with environmental laws and regulations in the future may harm our business. Furthermore, future changes in environmental laws and regulations could occur that result in stricter standards and enforcement, larger fines and liability, and increased capital expenditures and operating costs, any of which could have a material adverse effect on our financial condition or results of operations.

THE OIL AND GAS EXPLORATION AND PRODUCTION INDUSTRY HISTORICALLY IS A CYCLICAL INDUSTRY AND MARKET FLUCTUATIONS IN THE PRICES OF OIL AND GAS COULD ADVERSELY AFFECT OUR BUSINESS. THE RECENT DECREASES IN OIL AND GAS PRICES HAVE MADE OUR EXPLORATION PROGRAM LESS VIABLE AND WE HAVE TEMPORARILY PUT OUR EXPLORATION PROGRAM ON HOLD. IF THE SITUATION DOES NOT IMPROVE BEFORE WE RUN OUT OF MONEY, WE WILL LIKELY GO OUT OF BUSINESS AND INVESTORS WILL LOSE THEIR ENTIRE INVESTMENT IN OUR COMPANY.

Prices for oil and gas tend to fluctuate significantly in response to factors beyond our control. These factors include:

     * weather conditions in North America and wherever our property interests are located;

     * economic conditions, including demand for petroleum-based products, in the United States wherever our property interests are located;

     *    actions by OPEC, the Organization of Petroleum Exporting Countries;

     * political instability in the Middle East and other major oil and gas producing regions;

     *    governmental regulations, both domestic and foreign;

     *    domestic and foreign tax policy;

     * the pace adopted by foreign governments for the exploration, development, and production of their national reserves;

     *    the price of foreign imports of oil and gas;

     *    the cost of exploring for, producing and delivering oil and gas;

     *    the discovery rate of new oil and gas reserves;

     *    the rate of decline of existing and new oil and gas reserves;

     *    available pipeline and other oil and gas transportation capacity;

     *    the ability of oil and gas companies to raise capital;

     *    the overall supply and demand for oil and gas; and

     *    the availability of alternate fuel sources.

Changes in commodity prices may significantly affect our capital resources, liquidity and expected operating results. Price changes will directly affect revenues and can indirectly impact expected production by changing the amount of funds available to reinvest in exploration and development activities. Reductions in oil and gas prices not only reduce revenues and profits, but could also reduce the quantities of reserves that are commercially recoverable. Significant declines in prices could result in non-cash charges to earnings due to impairment.

Changes in commodity prices may also significantly affect our ability to estimate the value of producing properties for acquisition and divestiture and often cause disruption in the market for oil and gas producing properties, as buyers and sellers have difficulty agreeing on the value of the properties. Price volatility also makes it difficult to budget for and project the return on acquisitions and the development and exploitation of projects. We expect that commodity prices will continue to fluctuate significantly in the future.

WE MAY NOT IDENTIFY ALL OF LIABILITIES ASSOCIATED WITH OUR PROPERTY INTERESTS OR OBTAIN PROTECTION FROM SELLERS AGAINST THEM, WHICH COULD CAUSE US TO INCUR LOSSES.

Our review and evaluation of future property interests we acquire might not necessarily reveal all existing or potential problems. Inspections may not always be performed on every well, and environmental problems, such as groundwater contamination, are not necessarily observable even when an inspection is undertaken. Even when problems are identified, a seller may be unwilling or unable to provide effective contractual protection against all or part of those problems, and we may assume environmental and other risks and liabilities in connection with the acquired properties.

TITLE DEFICIENCIES COULD RENDER THE LEASES THAT WE MAY ACQUIRE IN THE FUTURE WORTHLESS WHICH COULD HAVE ADVERSE EFFECTS ON OUR FINANCIAL CONDITION OR RESULTS OF OPERATIONS.

The existence of a material title deficiency can render a lease worthless and can result in a large expense to our business. It is our practice in acquiring oil and gas leases or undivided interests in oil and gas leases to forgo the expense of retaining lawyers to examine the title to the oil or gas interest to be placed under lease or already placed under lease. Instead, we rely upon the judgment of oil and gas landmen who perform the field work in examining records in the appropriate governmental office before attempting to place under lease a specific oil or gas interest. We do not anticipate that we, or the person or company acting as operator of the wells located on the properties that we may lease in the future, will obtain counsel to examine title to the lease until the well is about to be drilled. As a result, we may be unaware of deficiencies in the marketability of the title to the lease. Such deficiencies may render the lease worthless.

RISKS ASSOCIATED WITH OUR COMMON STOCK

IF WE ISSUE ADDITIONAL SHARES IN THE FUTURE, IT WILL RESULT IN THE DILUTION OF OUR EXISTING SHAREHOLDERS.

Our certificate of incorporation authorizes the issuance of up to 200,000,000 shares of common stock with a par value of $0.001. Our board of directors may choose to issue some or all of such shares to acquire one or more businesses or to provide additional financing in the future. The issuance of any such shares will result in a reduction of the book value and market price of the outstanding shares of our common stock. If we issue any such additional shares, such issuance will cause a reduction in the proportionate ownership and voting power of all current shareholders. Further, such issuance may result in a change of control of our corporation.

TRADING ON THE OTC BULLETIN BOARD MAY BE VOLATILE AND SPORADIC, WHICH COULD DEPRESS THE MARKET PRICE OF OUR COMMON STOCK AND MAKE IT DIFFICULT FOR OUR STOCKHOLDERS TO RESELL THEIR SHARES.

Our common stock is quoted on the OTC Bulletin Board service of the Financial Industry Regulatory Authority ("FINRA"). Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin

Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like Nasdaq or a stock exchange like the American Stock Exchange. Accordingly, our shareholders may have difficulty reselling any of their shares.

OUR STOCK IS A PENNY STOCK. TRADING OF OUR STOCK MAY BE RESTRICTED BY THE SEC'S PENNY STOCK REGULATIONS AND FINRA'S SALES PRACTICE REQUIREMENTS, WHICH MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

FINRA SALES PRACTICE REQUIREMENTS MAY ALSO LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

In addition to the "penny stock" rules promulgated by the Securities and Exchange Commission (see above for a discussion of penny stock rules), FINRA rules require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

WE HAVE NO ASSETS OF VALUE

None of the assets that we have are proven to have any value. We will need to acquire a project which has the possibility of generating revenue and profit, but we currently do not have the financial resources to do so. We may possibly be able to acquire an asset or project for shares, or raise funds from issuance of shares to pay for an asset or project, but there is no assurance that we will be successful.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this annual report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include those discussed below and elsewhere in this current report on Form 8-K.

Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

In addition to the prospective properties described above, we intend to acquire additional oil and gas interests in the future pending recovery of the North American economy. Management believes that future growth of our company will primarily occur through the acquisition of oil and gas properties following extensive due diligence. However, we may elect to proceed through collaborative agreements, joint venture agreements or other agreements with other experts in the oil and gas industry in order to share expertise and reduce operating costs. The analysis of new property interests will be undertaken by or under the supervision of our management, advisory board and board of directors. Although the oil and gas industry is currently very competitive, management believes that many undervalued prospective properties are available for acquisition and exploration purposes.

Since we are an exploration stage company, there is no assurance that a commercially viable oil and gas reserve exists on any of our property interests, and a great deal of additional exploration will be required before a final evaluation of the economic and legal feasibility for our future expansion is determined. To date, we have not discovered an economically viable oil and gas reserve on any of our property interests, and there is no assurance that we will discover one.

Our plan of operation is to conduct exploration work on each of our property interests in order to ascertain whether any possess commercially exploitable oil and gas reserves. There can be no assurance that such oil and gas reserves exist on any of our property interests.

Even if we complete our proposed exploration programs on our property interests and we are successful in identifying an oil and gas reserve, we will have to spend substantial funds on further drilling and engineering studies before we will know whether we have a commercially viable oil and gas reserve.

LIQUIDITY

ANTICIPATED CASH REQUIREMENTS

Over the next 12 months, we have estimated our minimum cash requirements as follows:

Operating Expenses
  Management and consulting fees                              $120,000
  Professional fees                                             50,000
  General, administration and all other expenses               120,000
                                                              --------
                                                               290,000

Oil and gas acquisition and exploration expenditures           500,000
                                                              --------
TOTAL                                                         $790,000
                                                              ========

For the 12 months ended August 31, 2012, we recorded a net operating loss of $121,798 and have an accumulated deficit of $4,932,900 since inception. As at August 31, 2012, we had cash of Nil and for the next 12 months, management estimates minimum cash requirements of $790,000 to fund our on-going operations and planned oil and gas acquisition and exploration activities. Accordingly, we do not have sufficient funds to meet our plan of operation over the next 12 months and will need to obtain further financing.

Our financial condition for the years ended August 31, 2012 and 2011 and the changes between those periods for the respective items are summarized as follows:

WORKING CAPITAL

Our working capital position as at August 31, 2012 compared to August 31, 2011 and the cash flows for the years then ended are summarized below:

                                                    12 months Ended August 31,
                                                   2012                 2011
                                                ----------           ----------
Current Assets                                  $       --           $       --
Current Liabilities                               (262,800)            (141,002)
Working Capital (Deficiency)                    $ (262,800)          $ (141,002)


The increase in our working capital deficiency was primarily due to an increase for interest accrual and consulting fees.

CASH FLOWS

                                                    12 months Ended August 31,
                                                   2012                 2011
                                                ----------           ----------
Net cash used in Operating Activities           $       --           $       --
Net cash provided by  (used in) Investing
Activities                                              --                   --
Working Capital (Deficiency)                            --                   --
Net cash provided by Financing Activities               --                   --
Increase (Decrease) in Cash during the Year             --                   --
Cash, Beginning of Year                                 --                   --
Cash, End of Year                               $       --           $       --


During the years ended August 31, 2012 and 2011:

     (i) Net cash used in operating activities was $Nil for our years ended August 31, 2012 and 2011.

     (ii) Net cash provided by/used in investing activities was $Nil for our years ended August 31, 2012 and 2011.

     (iii) Net cash from financing activities was $Nil for our years ended August 31, 2012 and 2011.

RESULTS OF OPERATIONS

The following summary of our results of operations should be read in conjunction with our audited financial statements for the year ended August 31, 2012 and 2011 which are included herein.

                                                    12 months Ended August 31,
                                                   2012                 2011
                                                ----------           ----------
Revenue                                         $      Nil           $      Nil

Expenses
  Management and consulting fees                    82,723                   --
  Professional fees                                 11,785               21,680
  General and office administration                 17,205               12,623
  Investor relations, transfer agent
   and media                                        10,085                  660
Total Expenses                                  $  121,798           $   34,963
Net Loss                                          (121,798)             (34,963)
Oil and gas acquisition and exploration
 expenditures                                   $       --           $       --

REVENUE

We have not earned any revenues since our inception and we do not anticipate earning revenues until such time as we have begun commercial production from our oil and gas prospects. We are currently in the exploration stage of our business and we can provide no assurances that we will discover commercially exploitable resources on our properties, or if such resources are discovered, that we will be able to begin commercial production.

EXPENSES

Our operating expenses for the year ended August 31, 2012 compared to the same period in 2011 increased by the net amount of $86,835 was primarily due to consulting fees incurred during the year.

GOING CONCERN

The audited financial statements accompanying this report have been prepared on a going concern basis, which implies that our Company will continue to realize its assets and discharge its liabilities and commitments in the normal course of business. Our Company has not generated revenues since inception, has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of our Company as a going concern is dependent upon: (i) the continued financial support from our shareholders; (ii) the ability of our Company to continue raising necessary equity financing to achieve its operating objectives; (iii) confirmation of the resource value of our oil and gas prospects; and (iv) the eventual attainment of profitable operations. As at August 31, 2012, our Company has a negative working capital of $262,800 and has accumulated losses of $4,932,900 since inception.

Our independent auditors included an explanatory paragraph in their annual report on our financial statements for the year ended August 31, 2012 regarding concerns about our ability to continue as a going concern. In addition, our financial statements contain further note disclosures in this regard. The continuation of our business plan is dependent upon our ability to continue raising sufficient new capital from equity or debt markets in order to fund our on-going operating losses and oil and gas acquisition and exploration activities. The issuance of additional equity securities could result in a significant dilution in the equity interests of our current stockholders.

APPLICATION OF CRITICAL ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with generally accepted accounting principles in the United States of America ("US") and are expressed in US dollars. The Company is an exploration stage company as defined by Statement of Financial Accounting Standard ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises" and has not realized any revenues from its planned operations to date.

USE OF ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are readily apparent from other sources. The actual results experienced by the Company may differ materially from the Company's estimates. To the extent there are material differences, future results may be affected. Estimates used in preparing these financial statements include the carrying value of oil and gas properties, and the fair value of stock-based compensation.

FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash, other receivables, accounts payable and amounts due to related parties. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values due to the relatively short maturity of these instruments.

OIL AND GAS PROPERTIES

The Company utilizes the full cost method to account for its investment in oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including such costs as leasehold acquisition costs, capitalized interest costs relating to unproven properties, geological expenditures, tangible and intangible development costs (including direct internal costs), are capitalized into the full cost pool. When the Company commences production from established proven oil and gas reserves, capitalized costs, including estimated future costs to develop the reserves and estimated abandonment costs, will be depleted on the units-of-production method using estimates of proven reserves. Investments in unproved properties and major development projects, including capitalized interest if any, are not depleted until proven reserves associated with the projects can be determined. If the future, exploration of unproven properties is determined to be uneconomical, the amount of such properties is added to the capital costs to be depleted. As of August 31, 2012, the Company had no investments in oil and gas properties.

The capitalized costs included in the full cost pool are subject to a "ceiling test", which limits such costs to the aggregate of the estimated present value, using a 10% discount rate, of the future net revenues from the proven reserves, based on current economic and operating conditions plus the lower of cost and estimated net realizable value of unproven properties.

Sales of proven and unproven properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proven reserves of oil and gas, in which case the gain or loss is recognized in the statement of operations.

FOREIGN CURRENCY TRANSLATION

The functional and reporting currency of the Company is the United States dollar. The Company accounts for foreign currency transactions in accordance with SFAS No. 52, "Foreign Currency Translation" (ASC 830). Monetary assets and liabilities denominated in foreign currencies are translated into United States Dollars at the period-end exchange rates. Non-monetary assets and liabilities are translated at the historical rates in effect when the assets were acquired or obligations incurred. Transactions occurring during the period are translated at rates in effect at the time of the transaction. The resulting foreign exchange gains and losses are included in operations.

INCOME TAXES

Income taxes are provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"), as interpreted by FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities, computed pursuant to FIN 48 and the reported amounts in the consolidated financial statements using the statutory tax rates in effect for the year when the reported amount of the asset or liability is recovered or settled, respectively. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets to the amount that is more likely than not to be realized. For each tax position taken or expected to be taken in a tax return, the Company determine whether it is more likely than not that the position will be sustained upon examination based on the technical merits of the position, including resolution of any related appeals or litigation. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

LOSS PER SHARE

The Company computes net loss per share in accordance with SFAS No. 128, "Earnings per Share", which requires presentation of both basic and diluted loss per share ("LPS") on the face of the statement of operations. Basic LPS is computed by dividing the net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted LPS gives effect to all potentially dilutive common shares outstanding during the period, including convertible debt, stock options and warrants, using the treasury stock method. The computation of diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on LPS.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Other than reported net income (loss), comprehensive income (loss) includes foreign currency translation adjustments and unrealized gains and losses on available-for-sale investments, which are disclosed in the accompanying consolidated statements of stockholders' deficit as comprehensive income (loss).

LONG-LIVED ASSETS

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

ASSET RETIREMENT OBLIGATIONS

The Company accounts for asset retirement obligations in accordance with the provisions of Statement of Financial Accounting Standard (SFAS) No. 143 "Accounting for Asset Retirement Obligations". SFAS No. 143 requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs an obligation associated with the retirement of tangible long-lived assets resulting from the acquisition, construction, development and/or normal use of these assets. At August 31, 2012, the Company has not recognized any amount for asset retirement obligations.

STOCK-BASED COMPENSATION

The Company has adopted the fair value recognition provisions of SFAS No. 123R, "Share Based Payments", whereby compensation expense is recognized for all share-based payments based on the fair value at monthly vesting dates, estimated in accordance with the provisions of SFAS 123R.

All transactions in which goods and services are the consideration received for the issuance of equity instruments are accounted for based on fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to Advisory Board members and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

The Company on April 14, 2010 adopted a stock option plan. However no options have been granted as at August 31, 2012 and therefore no stock-based compensation has been recorded to date for stock options.

RECENT ACCOUNTING PRONOUNCEMENTS

The FASB established the FASB Accounting Standards Codification ("Codification") as the source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements issued for interim and annual periods ending after September 15, 2009. The codification has changed the manner in which U.S. GAAP guidance is referenced, but did not have an impact on our consolidated financial position, results of operations or cash flows.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2010-06, "Fair Value Measurements and Disclosures (Topic 820) -- Improving Disclosures about Fair Value Measurements." This ASU requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Accounting Standards Codification ("ASC") 820. ASU 2010-06 amends ASC 820 to now require: (1) a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (2) in the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements. In addition, ASU 2010-06 clarifies the requirements of existing disclosures. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted. The Company will comply with the additional disclosures required by this guidance upon its adoption in January 2010.

Also in January 2010, the FASB issued Accounting Standards Update No. 2010-03, "Extractive Activities--Oil and Gas--Oil and Gas Reserve Estimation and Disclosures." This ASU amends the "Extractive Industries--Oil and Gas" Topic of the Codification to align the oil and gas reserve estimation and disclosure requirements in this Topic with the SEC's Release No. 33-8995, "Modernization of Oil and Gas Reporting Requirements (Final Rule)," discussed below. The amendments are effective for annual reporting periods ending on or after December 31, 2009, and the adoption of these provisions on December 31, 2009 did not have a material impact on our consolidated financial statements.

SEC'S FINAL RULE ON OIL AND GAS DISCLOSURE REQUIREMENTS

On December 31, 2008, the Securities and Exchange Commission, referred to in this report as the SEC, issued Release No. 33-8995, "Modernization of Oil and Gas Reporting Requirements (Final Rule)," which revises the disclosures required by oil and gas companies. The SEC disclosure requirements for oil and gas companies have been updated to include expanded disclosure for oil and gas activities, and certain definitions have also been changed that will impact the determination of oil and gas reserve quantities. The provisions of this final rule are effective for registration statements filed on or after January 1, 2010, and for annual reports for fiscal years ending on or after December 31, 2009.

OFF-BALANCE SHEET ARRANGEMENTS

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial position, revenues and expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

                                   PROPERTIES

EXECUTIVE OFFICES

Effective October 15, 2012, we use an office at 925 Skeena Drive, Kelowna, BC, Canada. We currently pay no rent and use the space through the generosity of our director but that situation could change at any time.

RESIDENT AGENT

Our resident agent for service of process is Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501.

OIL & GAS PROPERTIES

As at the date of this report, our company has no oil and gas interests.

We intend to acquire oil and gas interests in the future. Management believes that future growth of our Company will primarily occur through the acquisition of oil and gas properties following extensive due diligence by our Company. However, we may elect to proceed through collaborative agreements, joint venture agreements or other agreements with other experts in the oil and gas industry in order to share expertise and reduce operating costs. The analysis of new property interests will be undertaken by or under the supervision of our management, advisory board and board of directors. Although the oil and gas industry is currently very competitive, management believes that many undervalued prospective properties are available for acquisition and exploration purposes.

Since we are an exploration stage company, there is no assurance that a commercially viable oil and gas reserve exists on any of our property interests, and a great deal of additional exploration will be required before a final evaluation of the economic and legal feasibility for our future expansion is determined. To date, we have not discovered an economically viable oil and gas reserve on any of our property interests, and there is no assurance that we will discover one.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                        AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of November 13, 2012: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than 5% of any class of our outstanding shares. As of November 21, 2012, there were 33,464,068 shares of our common stock outstanding:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Title of      Name and address         Amount and Nature of          Percent of
 Class       of beneficial owner       Beneficial Ownership(1)         Class
 -----       -------------------       -----------------------         -----
common       Dallas Gray                 15,000,000  Direct            44.8%
             2129 Chilcotin Cres
             Kelowna, BC V1V 2N9

----------
1. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of November 21, 2012, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of November 13, 2012, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information with respect to our officers, directors and significant employees as of the date of this Report:

                                                              Date First Elected
   Name        Position Held with our Company       Age          or Appointed
   ----        ------------------------------       ---          ------------
Dallas Gray    President, Treasurer,                 42        October 12, 2012
               Secretary and Director

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board of Directors elects officers and their terms of office are at the discretion of the Board of Directors.

SIGNIFICANT EMPLOYEES

We do not currently have any significant employees.

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience of our sole director and our executive officers during at least the past five years.

DALLAS GRAY

Mr. Gray has over 20 years' experience in the management of radio stations. From 2006 Mr. Gray has acted as Retail Sales and/or General Manager of various Kelowna radio stations, including his current position of General Manager of NewCap Inc., a private company which owns certain radio stations in the interior of British Columbia.

Mr. Gray was a director of Sun Country Radio Ltd. (Private Company) from 2008 to 2012, a current director of the Downtown Kelowna Association (Non profit) since 2010 and was also appointed president in 2012, and a director of the BC Association of Broadcasters (Non profit) since 2012. Mr. Gray is Co-Chair - 66 th Annual Conference May 2013.

Mr. Gray obtained a Business Administration degree at Okanagan University
College.

We believe Mr. Gray is qualified to serve on our board of directors because of his 20 years of business and management experience.

FAMILY RELATIONSHIPS

There are no family relationships between any director or executive officer.

COMMITTEES OF BOARD OF DIRECTORS

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. Nor do we have an audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, because we have not had operations to date, and with the limited expenditures we expect over the next two years, we believe the services of a financial expert are not yet warranted. As such, our Board of Directors act as our audit committee and handle matters related to compensation and nomination of directors.

POTENTIAL CONFLICTS OF INTEREST

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees has been performed by our Board of Directors. We will continue to not have an audit or compensation committees and thus there is a potential conflict of interest in that our Board of Directors has the authority to determine issues concerning management compensation and audit issues that may affect management decisions.

We are not aware of any other conflicts of interest with our sole director and officer.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our sole director and officer has not been involved in any of the following events during the past ten years:

     1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

     3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

     4. being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     5. being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
          (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     6. being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The particulars of compensation paid to the following persons:

     (a)  our principal executive officer;

     (b) each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended August 31, 2012 and 2011; and

     (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our year ended August 31, 2012, are set out in the following summary compensation table:


 Name and                                                    Other          Non-Equity     Nonqualified
 Principal                          Bonus     Stock        Incentive           Plan         Deferred      All Other
 Position       Year   Salary($)  Awards($)  Awards($)   Compensation($)  Compensation($)  Earnings($)  Compensation($)  Total($)
 --------       ----   ---------  ---------  ---------   ---------------  ---------------  -----------  ---------------  --------
Steve Cook      2012      Nil        Nil        Nil            Nil              Nil            Nil            Nil           Nil
President,      2011      N/A        N/A        N/A            N/A              N/A            N/A            N/A           N/A
CEO, Secretary,
Treasurer and
Director(1)


 Name and                                                    Other          Non-Equity     Nonqualified
 Principal                          Bonus     Stock        Incentive           Plan         Deferred      All Other
 Position       Year   Salary($)  Awards($)  Awards($)   Compensation($)  Compensation($)  Earnings($)  Compensation($)  Total($)
 --------       ----   ---------  ---------  ---------   ---------------  ---------------  -----------  ---------------  --------
Peter Jenks     2012      N/A        N/A        N/A            N/A              N/A            N/A            N/A           N/A
President,      2011      Nil        Nil        Nil            Nil              Nil            Nil            Nil           Nil
CEO, Secretary,
Treasurer and
Director(2)

Dallas Gray     2012      Nil        Nil        Nil            Nil              Nil            Nil            Nil           Nil
President,      2011      N/A        N/A        N/A            N/A              N/A            N/A            N/A           N/A
Secretary,
Treasurer and
Director(3)

----------
1. Appointed as a director and officer on December 15, 2011 and resigned from all positions on October 12, 2012.
2. Appointed as a director and officer on December 17, 2009 and resigned from all positions on December 15, 2011.
3.   Appointed as a director and officer on October 15, 2012.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

COMPENSATION DISCUSSION AND ANALYSIS

We have not entered into any employment (or consulting) agreements or arrangements, whether written or unwritten, with our directors or executive officers since our inception.

EQUITY AWARDS

We have not awarded any shares of stock, options or other equity securities to our directors or executive officers since our inception. We have not adopted any equity incentive plan. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future.

RETIREMENT OR SIMILAR BENEFIT PLANS

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

RESIGNATION, RETIREMENT, OTHER TERMINATION, OR CHANGE IN CONTROL ARRANGEMENTS

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors' or executive officers' responsibilities following a change in control.

DIRECTOR COMPENSATION

No director received or accrued any compensation for his or her services as a director since our inception.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                            AND DIRECTOR INDEPENDENCE

DIRECTOR INDEPENDENCE

Under NASDAQ Marketplace Rule 5605(a)(2), a director is not considered to be independent if he is also an executive officer or employee of the company. Dallas Gray, our sole director, is not independent as he is also an officer.

TRANSACTIONS WITH RELATED PERSONS

Other than as disclosed below, there has been no transaction, since our inception, or currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year end for the last completed fiscal year, and in which any of the following persons had or will have a direct or indirect material interest:

     (i)  Any director or executive officer of our company;

     (ii) Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

     (iii) Any of our promoters and control persons; and

     (iv) Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

For information regarding compensation for our executive officers and directors, see "Executive Compensation".

                                LEGAL PROCEEDINGS

We know of no material pending legal proceedings to which our company or our subsidiary is a party or of which any of our properties, or the properties of our subsidiary, is the subject. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or our subsidiary or has a material interest adverse to our company or our subsidiary

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS

MARKET FOR SECURITIES

There is currently no trading market for our common stock. We do not have any common stock subject to outstanding options or warrants and there are no securities outstanding that are convertible into our common stock. None of our issued and outstanding common stock is eligible for sale pursuant to Rule 144 under the Securities Act of 1933.

We have issued 33,464,068 shares of our common stock since our inception on February 2, 2005. There are no outstanding options or warrants or securities that are convertible into common shares.

HOLDERS OF OUR COMMON STOCK

As at November 21, 2012, we had 39 registered holders of our common stock. Our transfer agent is Nevada Agency and Transfer Company with an office at 50 West Liberty Street, Suite 880, Reno NV 89501.

REGISTRATION RIGHTS

We have not granted registration rights to any person.

DIVIDENDS

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to increase our working capital and do not anticipate paying any cash dividends in the foreseeable future.

We must not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of our common stock or other class of stock junior to our preferred stock as to dividends or upon liquidation) in respect of our common stock, or other class of stock junior to our preferred stock, nor must we redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of our preferred stock for the current period (and in the case of cumulative dividends, if any, payable to holders of our preferred stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of our preferred stock, as fixed by our board of directors.

Other than as stated above, there are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

     * we would not be able to pay our debts as they become due in the usual course of business; or

     * our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

           RECENT SALES OF UNREGISTERED SECURITIES AND USE OF PROCEEDS

On February 16, 2010, we issued 100,000 shares of our common stock to Monaco Capital Inc. ("Monaco") at a price per share of $0.0015 pursuant to a private placement subscription agreement dated February 12, 2010. The shares were issuant pursuant to Regulation S of the Securities Act of 1932, as amended on the basis that the investor represented to the Company that they were not a "US person" as such term is defined in Regulation S. Following completion of the private placement Monaco owned 100,000 of the Company's common shares, which constitutes 52% of the Company's issued and outstanding common stock as of February 22, 2010. The subscription funds for the placement came from working capital of Monaco. As of the date of this report, Monaco is no longer an insider of our company.

Monaco, a Belize company, is a merchant bank specializing in small-cap growth opportunities. Its management has many years of marketing and financial management expertise and a track record of success in identifying promising enterprises and enabling their growth. The Company intends to seek further financing from Monaco as it develops its future business plans. The Company does not know of any arrangements of Monaco, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control or election of directors of the Company.

On November 9, 2012, we closed a private placement in an aggregate of 33,269,857 shares of our common stock to 18 investors at a price of $0.00125 per share for gross proceeds of $41,587.32.

We issued all the securities to non-U.S. persons (as that term is defined in Regulation S of the SECURITIES ACT OF 1933, AS amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. A copy of the form of subscription agreement is attached as exhibit 10.3 to this current report on Form 8-K.

A copy of the form of subscription agreement is attached as exhibit 10.1 to this current report on Form 8-K.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

On April 14, 2010, our shareholders approved our 2010 Equity Compensation Plan. Under the 2010 Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the 2010 Plan, we reserved for issuance up to 5,000,000 shares of our outstanding common stock under the 2010 plan.

As at the date of this current report, no stock, options, or other equity securities were awarded to our executive officers and there were no stock options exercised.

ISSUER PURCHASES OF EQUITY SECURITIES

During the fiscal year ended August 31, 2012, we did not purchase any of our equity securities.

CHANGE IN CONTROL

See Item 5.01 Changes in Control of Registrant beginning on page 3 for more information.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada Revised Statutes provide that:

     * a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     * a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

     * to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation must indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

Nevada Revised Statutes provide that we may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

     *    by our stockholders;

     * by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

     * if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

     * if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

     *    by court order.

Nevada Revised Statutes provide that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

Our bylaws also require us to indemnify directors, officers and employees to the fullest extent allowed by law, provided, however, that it will be within the discretion of our board of directors whether to advance any funds in advance of disposition of any action, suit or proceeding.

                           REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission's website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

None.

EXHIBIT 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                        Description
-----------                        -----------

(3)           ARTICLES OF INCORPORATION AND BY-LAWS

3.1 Articles of Incorporation dated February 1, 2005 (attached as an exhibit to our Registration Statement on Form SB-2, filed on November 2, 2005)

3.2 Bylaws dated February 1, 2005 (attached as an exhibit to our Registration Statement on Form SB-2, filed on November 2, 2005)

3.3 Articles of Merger dated June 9, 2006 effective June 23, 2006 (attached as an exhibit to our current report on Form 8-K filed on June 28, 2006)

3.4 Certificate of Change dated June 9, 2006 effective June 23, 2006 (attached as an exhibit to our current report on Form 8-K filed on June 28, 2006)

3.5 Articles of Merger dated August 27, 2007 effective September 9, 2007 (attached as an exhibit to our current report on Form 8-K filed on September 9, 2007)

3.6 Certificate of Change (attached as an exhibit to our current report on Form 8-K filed on September 9, 2007)

3.7 Certificate of Change dated February 3, 2010 (attached as an exhibit to our current report on Form 8-K filed on February 4,
              2010)

3.8*          Certificate of Change dated February 23, 2011

(4)           INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS, INCLUDING
              INDENTURES

4.1 Specimen ordinary share certificate (attached as an exhibit to our Registration Statement on Form SB-2, filed on November 2, 2005)

4.2 Convertible Debenture (attached as an exhibit to our current report on Form 8-K filed on October 17, 2012)

4.3 Amended Convertible Debenture (attached as an exhibit to our current report on Form 8-K/A filed on November 1, 2012)

(10)          MATERIAL CONTRACTS

10.1 Securities Purchase Agreement dated October 15, 2012 with BRL Consulting Inc. and Gladys Jenks. (attached as an exhibit to our current report on Form 8-K filed on October 17, 2012)

10.2 Securities Purchase Agreement dated October 15, 2012 with BRL Consulting Inc. and Gladys Jenks. (attached as an exhibit to our current report on Form 8-K filed on October 17, 2012)

10.3*         Form of Subscription Agreement (Offshore purchasers)

99.1*         2010 Equity Incentive Stock Option Plan

----------
*  Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.


By: /s/ W. Dallas Gray
    --------------------------------------------
    W. Dallas Gray
    President, Secretary, Treasurer and Director

November 21, 2012